UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2007

Republic Property Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13861 Sunrise Valley Drive, Suite 410, Herndon, Virginia		20171
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 880-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 23, 2007, Republic Property Trust's Board of Trustees decided to postpone the Trust's annual meeting of shareholders, originally scheduled for May 29, 2007. The Board postponed this meeting to provide additional time to consider the qualifications of candidates for the Board's nominees of trustees. The delay also provides the Board with additional time to evaluate the options that its operating partnership, Republic Property Limited Partnership, has to purchase Republic Square I, Republic Square II and Portals III, which purport to be contingent on Messrs. Richard L. Kramer's and Steven A. Grigg's continued service as trustees of the Trust.

The Board currently expects to announce, on or before July 2, 2007, the date, time and location of the rescheduled annual meeting of shareholders. A notice of annual meeting and proxy statement will be mailed to all shareholders of record in advance of the rescheduled meeting.

Various statements in this current report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this press release, the words "strategy," "plan," "project," "believe," "anticipate," "intend," "should," "will," "expect," "estimate," and similar expressions identify these forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Trust's actual results to differ materially from historical results or from any results expressed or implied by these forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; property management risks; the level and volatility of interest rates; financial stability of tenants; the Trust's ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks; potential environmental and other liabilities; the Trust's ability to pay its estimated distribution at its current rate; the impact of potential management changes; the Trust's ability to acquire its options properties; the outcome of any material litigation; and other factors affecting the real estate industry generally. The Trust refers you to the documents filed by it from time to time with the Securities and Exchange Commission, including the Trust's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which discusses these and other factors that could adversely affect the Trust's results. The Trust does not undertake a duty to update or revise any forward-looking statement whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Property Trust

April 27, 2007	By:	/s/ Gary R. Siegel

Name: Gary R. Siegel
Title: Chief Operating Officer and General Counsel